Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of M2i Global, Inc. (“Company”) on Form 10-K for the year ending November 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (“Report”), the undersigned, in the capacities and on the date indicated below, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the knowledge of each of the undersigned:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2025

/s/ Alberto Rosende
Alberto Rosende
Chief Executive Officer
(Principal Executive Officer)

/s/ Douglas Cole
Douglas Cole
Chief Financial Officer
(Principal Financial Officer)